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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 1997

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-19128                 22-3061189
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification No.)

         Bayport One, Suite 250
         8025 Black Horse Pike
         W. Atlantic City, New Jersey                           08232
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (609) 383-3333










                                 Not Applicable
          (Former name or former address, if changed from last report)



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Item 3.  Bankruptcy or Receivership.

         On May 28, 1997, Capital Gaming International, Inc., a New Jersey corporation (the "Company"), consummated its First Amended and Modified Plan of Reorganization which was confirmed by the United States Bankruptcy Court for the District of New Jersey as of March 19, 1997 (the "Plan"). Under the terms of the Plan, all conditions precedent to consummation were met including the issuance of the Company's New Common Stock, no par value and 12% Senior Notes due 2001. The Company will file an unaudited balance sheet dated as of May 28, 1997 (the "Effective Date") within forty five (45) days from the Effective Date.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

         2.1 Copy of First Amended and Modified Plan of Reorganization of Capital Gaming International, Inc., dated March 19, 1997. (Incorporated by reference to exhibit 2.1 filed in connection with the Applicant's Form 8-K filed with the Securities and Exchange Commission on April 3,
         1997).















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 11, 1997                               CAPITAL GAMING INTERNATIONAL, INC.



                                            By: /s/ William S. Papazian
                                            Name:  William S. Papazian
                                            Title: Senior Vice President and
                                                   General Counsel





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                                  EXHIBIT INDEX

Exhibit
-------
2.1 Copy of First Amended and Modified Plan of Reorganization of Capital Gaming International, Inc., dated March 19, 1997. (Incorporated by reference to exhibit 2.1 filed in connection with the Applicant's Form 8-K filed with the Securities and Exchange Commission on April 3,
         1993).